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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                        DATE OF REPORT:  AUGUST 20, 1996
                       (Date of earliest event reported)



                             SUN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)



 MARYLAND                  COMMISSION FILE NO. 1-12616                38-2730780
(State of incorporation)                                 (IRS Employer I.D. No.)



                             31700 MIDDLEBELT ROAD
                                   SUITE 145
                       FARMINGTON HILLS, MICHIGAN  48334
                    (Address of principal executive offices)



                                 (810) 932-3100
              (Registrant's telephone number, including area code)

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ITEM 2.         OTHER EVENTS.

        In a letter dated August 20, 1996, Sun Communities, Inc. ("Sun") has made a written proposal to the board of directors of Chateau Properties, Inc. ("Chateau") to merge Chateau and CP Limited Partnership ("CP") into Sun and Sun Communities Operating Limited Partnership in a tax-free transaction in which Chateau holders would receive 0.892 shares of Sun's common stock and/or operating partnership units for each of Chateau's shares and/or operating partnership units.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUN COMMUNITIES, INC.,
                                        a Maryland corporation


Date:   August 22, 1996                 By: /s/ Jeffrey P. Jorissen
                                            --------------------------------
                                                Jeffrey P. Jorissen, Senior Vice
                                                President, Treasurer, Chief
                                                Financial Officer, and Secretary




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                                EXHIBIT INDEX



Exhibit                                                      Filed
Number    Description                                        Herewith
- -------   -----------                                        --------
99.1      Press release announcing the registrant's
          proposal for a merger with Chateau Properties,
          Inc. and CP Limited Partnership                        X

99.2      Letter proposing a merger from the registrant
          to the board of directors of Chateau Properties,
          Inc.                                                   X





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